UNITED  STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
     Date of Earliest Event Reported March 30, 2005

               Commission file number   000-50320


                   CREDIT ONE FINANCIAL, INC.
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Florida                      59-3641205
  (State of Incorporation)        (IRS Employer ID Number)

          Post Office Box 3462, DeLand, FL 32721-3462
    505 E. New York Avenue, Suite 8, DeLand, Florida  32724
     (Addresses of principal executive offices and Zip Code)
      Registrant's phone Number 1 386 943 8446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












                              1




Item 5.03 Amendments to Articles of Incorporation or
          Bylaws
          On March 30, 2005 the Company Amended its Articles of
          Incorporation to authorize an increase of its authorized common stock from 10,000,000 shares to 110,000,000 shares.

Exhibits Articles of Incorporation with amendments.

3(i)    Articles of Incorporation                             3
3(i)A   Amended Articles of Incorporation, November 28, 2001  5
3(i)B   Amended Articles of Incorporation, March 30, 2005     6

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CREDIT ONE FINANCIAL, INC.
                                  (Registrant)
Date April 5, 2005

                          By /s/ James H. Bashaw
                          James H. Bashaw
                          Chief Executive Officer, President




















                              2
                    ARTICLES OF INCORPORATION       Exhibit 3(i)
                                OF
                     CREDIT ONE FINANCIAL, INC.

     The undersigned subscriber to these Articles of Incorporation, a natural person competent to contract, hereby forms a corporation under the laws of the State of Florida.
                         ARTICLE I.  NAME
     The name of the corporation shall be CREDIT ONE FINANCIAL,
INC.
               ARTICLE II.  NATURE OF BUSINESS
     This corporation may engage or transact in any or all lawful activities or business permitted under the laws of the United States, the State of Florida or any other state, country, territory, or nation.
        ARTICLE III.  CAPITAL STOCK And CORPORATE ADDRESS
     The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 1,000 shares of common stock having a par value of $1.00 per share.
     The street address of the initial registered office of the corporation shall be 618 West New York Street, DeLand, Florida 32720. The name of the initial registered agent of the corporation at that address is RICHARD R. COOK. The mailing address of the Corporation shall be P.O. Box 1929 DeLand, FL 32721.
                  ARTICLE V.  TERM OF EXISTENCE
     This corporation is to exist perpetually.
                  ARTICLE VI.  PREEMPTIVE RIGHTS
     Every shareholder upon the sale for cash of any new stock of this corporation of the same kind, class, or series as that which he already holds, shall have the right to purchase his pro rata share thereof at the price at which it is offered to others.
                 ARTICLE VII.  SPECIAL PROVISIONS
     It is the intent of the incorporator that this corporation will qualify under the Section 1244 of the Internal Revenue Code.
                     ARTICLE VIII.  DIRECTORS
     This corporation shall have one directors initially, whose
address is:    James H. Bashaw 101 Bent Tree Drive Unit #3,
Daytona Beach, Florida 32114
                     ARTICLE IX.  OFFICERS
     The officers of the corporation shall be elected by the shareholders. Until new officers are elected the following will serve as officers of the corporation:
     James H. Bashaw 101 Bent Tree Drive Unit #3, Daytona Beach, Florida 32114, President and Secretary.
                      ARTICLE X.  SUBSCRIBER
     The name and street address of the subscriber to these Articles of Incorporation is:

                              3
     James H. Bashaw 101 Bent Tree Drive Unit #3, Daytona Beach,
Florida 32114.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on this 23rd day of September 1999.


                              /s/ James H. Bashaw     (SEAL)
                              JAMES H. BASHAW

State of Florida  )
County of Volusia )

The foregoing instrument was acknowledged before me this 23rd day of September 1999, by JAMES H. BASHAW, who is personally known to me and who did take an oath.


Notary                             /s/ Richard R. Cook
Title                              Notary Signature
CC833779                           RICHARD R. COOK
Serial Number                      Notary Name Printed
                                   Commission expires: 5/21/03


                  ACCEPTANCE BY REGISTERED AGENT
                    CREDIT ONE FINANCIAL, INC.

     Having been named Resident Agent and to accept Service of Process for the above named corporation at the place designated in these Articles of Incorporation, I hereby accept the appointment as Registered Agent and agree to act in this capacity, I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as Registered Agent.


                              Resident Agent


                               /s/ Richard R. Cook
                              RICHARD R. COOK






                              4
                     ARTICLES OF AMENDMENT         Exhibit 3(i)A
                               TO
                   ARTICLES OF INCORPORATION
                               OF

                   CREDIT ONE FINANCIAL, INC
                         (present name)

                          P99000085574
           (Document Number of Corporation (If known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Amendment(s) adopted: (indicate article number(s) being amended, added or deleted)

ARTICLE III CAPITAL STOCK - is changed to read as follows:

     THE MAXIMUM NUMBER OF SHARES OF STOCK THAT THIS CORPORATION
     IS AUTHORIZED TO HAVE OUTSTANDING AT ANY ONE TIME IS
     10,000,000 SHARES OF COMMON STOCK HAVING A PAR VALUE OF
     $0.001 PER SHARE.

ARTICLE VI PREEMPTIVE RIGHTS - IS DELETED

SECOND: If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD: The date of each amendment's adoption: November 28, 2001

FOURTH: Adoption of Amendment(s) (CHECK ONE)

The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

Signed this 28th. day of November, 2001

/s/ JAMES H. BASHAW
JAMES H. BASHAW, President





                              5
                     ARTICLES OF AMENDMENT         Exhibit 3(i)B
                               TO
                   ARTICLES OF INCORPORATION
                               OF

                   CREDIT ONE FINANCIAL, INC
                         (present name)

                          P99000085574
           (Document Number of Corporation (If known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Amendment(s) adopted: (indicate article number(s) being amended, added or deleted)

ARTICLE III CAPITAL STOCK - is changed to read as follows:

     THE MAXIMUM NUMBER OF SHARES OF STOCK THAT THIS CORPORATION
     IS AUTHORIZED TO HAVE OUTSTANDING AT ANY ONE TIME IS
     110,000,000 SHARES OF COMMON STOCK HAVING A PAR VALUE OF
     $0.001 PER SHARE.


SECOND: If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD: The date of each amendment's adoption: March 30, 2005

FOURTH: Adoption of Amendment(s) (CHECK ONE)

The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

Signed this 30th day of March, 2005

/s/ JAMES H. BASHAW
JAMES H. BASHAW, President






                              6